UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware		19713
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers.

On November 19, 2012, SLM Corporation (the “Company”) issued a press release announcing its Vice Chairman and Chief Executive Officer Albert L. Lord will retire as CEO, Vice Chairman and Director, effective December 31, 2013. The Company’s Board of Directors has appointed a search committee to facilitate an effective transition and consider identified internal candidates, as well as qualified external candidates.

A press release announcing the above was issued and is furnished hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1*	SLM Corporation Press Release dated November 19, 2012.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: November 19, 2012	By:	/s/ Laurent C. Lutz
Laurent C. Lutz
Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1*	SLM Corporation Press Release dated November 19, 2012.

*	Furnished herewith.